                                                                                                                                                  Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Certification of Chief Executive Officer

I, R. Douglas Cowan, Chairman and Chief Executive Officer of The Davey Tree Expert Company (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1.)   The Quarterly Report on Form 10-Q of the Company for the period ended June 28, 2003
             (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the
             Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2003	/s/ R. Douglas Cowan
R. Douglas Cowan
Chairman and Chief Executive Officer

                                                                                                                                                    Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Certification of Chief Financial Officer

I, David E. Adante, Executive Vice President, Chief Financial Officer and Secretary of The Davey Tree
Expert Company (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1.)   The Quarterly Report on Form 10-Q of the Company for the period ended June 28, 2003
             (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the
             Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2003	/s/ David E. Adante
David E. Adante
Executive Vice President, Chief Financial Officer and Secretary